Exhibit 99.1

AMENDMENT NO. 1

Entered into this 31st day of May, 2006 by and among Pharmos Ltd., a company organized under the laws of the state of Israel, with its principal office located in Kiryat Weizman, Rehovot 76326, Israel and Pharmos Corporation, having its registered address at 99 Wood Ave South, Iselin, NJ 08830, USA (Pharmos Ltd. and Pharmos Corporation are collectively referred to herein as the “Company”), and Yissum Research Development Company of the Hebrew University of Jerusalem, a company organized under the laws of the State of Israel, with its principal office located at POB 39135 Jerusalem 91310, Israel (“Yissum”)

WITNESSETH

WHEREAS the parties entered into the Research, Development and License Agreement dated February 5, 1991 (the “Research and License Agreement”); and

WHEREAS the parties wish to make certain clarifications to the Research and License Agreement, as herein set forth.

NOW THEREFORE the Parties hereby agree as follows:

1.            All capitalized terms shall have the meaning ascribed to them in the Research and License Agreement.

2.           Scope of License:

It is hereby clarified that the following patents: “Agonist Specific for the Peripheral Cannabinoid Receptor”(Yissum Ref. No. 2487), pertaining to HU-308 molecule as detailed in Exhibit A attached hereto, and the derivatives thereof ( the “308 Patents”), all of which are and shall be wholly owned by Yissum, shall be included within the scope of the License granted to the Company in accordance with section 5.1 of the Research and License Agreement.

All provisions in the Research and License Agreement and Exhibit A, including without limitation provisions related to the registration, maintenance and protection of Patents, are hereby amended to include the 308 Patents. Attached hereto is the amended Exhibit A.

3.            This Amendment shall be deemed an integral part of the Research Agreement Except as explicitly set forth in this Amendment, all other terms and conditions shall remain in full force and effect.

IN WITNESS WHEREOF the Parties have executed this Amendment as of the date first above written.

Pharmos Ltd. By: /s/ Alon Michal Name: Alon Michal Title: General Manager	Pharmos Corporation By: /s/ Haim Aviv Name: Haim Aviv Title: Chairman & CEO

Yissum Research Development

Company of the Hebrew University

of Jerusalem

By: /s/ Tami Kfir

Name: Tami Kfir

Title: VP Licensing Health Care

I, the undersigned hereby confirm that I read the agreement, understand its contents and agree to its terms and conditions as far as such terms apply to me.

/s/ Raphael Mechoulam

Prof. Raphael Mechoulam

EXHIBIT A

2487-00 Israel Filed Agonist Specific for the Peripheral Cannabinoid Receptor (Hu-308) 31/10/1999 132661 Breuer Aviva, Fride Ester, Garzon Aaron, Horowitz Michal; Mechoulam Raphael

2487-01 US Granted Agonists Specific for the Peripheral Cannabinoid Receptor 30/10/2000 09/698,071 08/03/2005 6,864,291 Breuer Aviva, Fride Ester, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-02 PCT Published Agonists Specific for the Peripheral Cannabinoid Receptor 30/10/2000 PCT/US00/29903 WO/01/32169 Breuer Aviva, Fride Ester, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-03 US Granted Agonist Specific for the Peripheral Cannabinoid Receptor 30/10/2000 10/133,153 07/06/2005 6,903,137 Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-04 Canada Allowed Agonists Specific for the Peripheral Cannabinoid Receptor 30/10/2000 2,118,929 Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-05 South Africa Filed Agonists Specific for the Peripheral Cannabinoid Receptor 18/03/2002 2002/2181 Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-06 New Zealand Filed Agonists Specific for the Peripheral Cannabinoid Receptor 28/03/2002 518054 Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-07 Australia Allowed Agonists Specific for the Peripheral Cannabinoid Receptor 30/10/2000 12458/01 Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-08 Korea Filed Agonists Specific for the Peripheral Cannabinoid Receptor 30/10/2000 2002-7005566 Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-09 Singapore Filed Agonists Specific for the Peripheral Cannabinoid Receptor Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-10 Israel Filed Agonists Specific for the Peripheral Cannabinoid Receptor 20/03/2002 148796 Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-11 Japan Filed Agonists Specific for the Peripheral Cannabinoid Receptor 19/04/2002 534574/01 Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-12 Hungary Filed Agonists Specific for the Peripheral Cannabinoid Receptor Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

2487-13 Europe Granted Agonists Specific for the Peripheral Cannabinoid Receptor 00974023.4 05/01/2005 1244440 Breuer Aviva, Fride Ester, Garzon Aaron, Hanus Lumir, Horowitz Michal; Mechoulam Raphael, Tchilibon Susana

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